FOR IMMEDIATE RELEASE

CONTACTS:
Investors
Laura Rossi
InvestorRelations@amerantbank.com
(305) 460-8728

Media
Silvia M. Larrieu
MediaRelations@amerantbank.com
(305) 441-8414

Amerant Announces New Outsourcing Relationship with FIS
Will result in significant cost savings and improved operational efficiencies

CORAL GABLES, FL (Nov. 4, 2021) – Amerant Bancorp Inc. (NASDAQ: AMTB and AMTBB) (“Amerant”) today announced that Amerant Bank, N.A., its principal operating subsidiary and one of the largest community banks headquartered in Florida (the “Bank”), has entered into a new multi-year outsourcing agreement with financial technology leader FIS® (NYSE: FIS), the world's largest provider of banking and payments technology, to assume full responsibility over a significant number of the Bank’s support functions and staff, including certain back-office operations. Under this new outsourcing relationship, the Bank expects to realize estimated annual savings of approximately $12 million, while achieving greater operational efficiencies and delivering advanced solutions and services to its customers.

By partnering with FIS over the span of this multi-year agreement, Amerant leverages FIS’s expertise to create powerful service capabilities for its customers and reduce Amerant's operating expenses by outsourcing 90 positions to FIS.

“FIS brings best-in-class integrated banking services as well as next generation digital banking solutions, making us a destination for innovators like Amerant Bank,” stated Bruce Lowthers, President, FIS. “ We are excited to partner with a financial institution dedicated to community banking and providing a superior digital experience to their customers through our services and solutions.”

"We are excited to begin this relationship with FIS and for the positive impact it will have on our operations by improving efficiencies significantly. We are very optimistic about this new phase of our business transformation journey," said Jerry Plush, Vice-chairman and CEO, Amerant. “We believe this partnership will enable us to achieve our operating efficiency targets more quickly and continue profitably growing our company.”

Cautionary Notice Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, including statements regarding the outsourcing agreement with FIS, our ability to achieve savings and greater operational efficiencies and to achieve our efficiency targets, as well as statements with respect to the Company’s objectives, expectations and intentions and other statements that are not historical facts. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “point to,” “project,” “could,” “intend,” “target,” “goals,” “outlooks,” “modeled,” “dedicated,” “create,” and other similar words and expressions of the future.

Forward-looking statements, including those relating to our new outsourcing relationship with FIS and the expected benefits of that relationship, as well as other statements as to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve risks, uncertainties and other factors, which may be beyond our control, and which may cause the Company’s actual results, performance, achievements, or financial condition to be materially different from future results, performance, achievements, or financial condition expressed or implied by such forward-looking statements. You should not rely on any forward-looking statements as predictions of future events. You should not expect us to update any forward-looking statements, except as required by law. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, together with those risks and uncertainties described in “Risk factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2020, in our quarterly report on Form 10-Q for the quarter ended June 30, 2021 and in our other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website www.sec.gov.

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About Amerant Bancorp Inc. (NASDAQ: AMTB and AMTBB)
Amerant Bancorp Inc. is a bank holding company headquartered in Coral Gables, Florida since 1979. The Company operates through its main subsidiary, Amerant Bank, N.A. (the “Bank”), as well as its other subsidiaries: Amerant Investments, Inc., Elant Bank and Trust Ltd., and Amerant Mortgage, LLC. The Company provides individuals and businesses in the U.S., as well as select international clients, with deposit, credit and wealth management services. The Bank, which has operated for over 40 years, is the second largest community bank headquartered in Florida. The Bank operates 24 banking centers – 17 in South Florida and 7 in Houston, Texas. For more information, visit investor.amerantbank.com.